UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2023

SIGILON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39746	47-4005543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Binney Street, Suite 600 Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 336-7540

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	SGTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Sigilon Therapeutics, Inc., a Delaware corporation (the “Company”), on June 28, 2023, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Eli Lilly and Company, an Indiana corporation (“Parent”), and Parent’s wholly owned subsidiary, Shenandoah Acquisition Corporation, a Delaware corporation (“Purchaser”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, on July 13, 2023, Purchaser commenced a tender offer (the “Offer”) to purchase any and all of the issued and outstanding shares (the “Shares”) of common stock, par value $0.001 per Share (the “Common Stock”), of the Company in exchange for (a) $14.92 per Share, net to the stockholder in cash, without interest (the “Closing Amount”), plus one contingent value right per Share (each a “CVR”), which represents the contractual right to receive up to three contingent payments for an aggregate of up to $111.64 per CVR, net to the stockholder in cash, without interest and less any tax withholding, upon the achievement of certain specified milestones in accordance with the terms and subject to the conditions of the Contingent Value Rights Agreement (the “CVR Agreement”) entered into between Parent and Computershare Trust Company, N.A. (the “Rights Agent”) (the Closing Amount plus one CVR, collectively, the “Offer Price”).

At one minute after 11:59 p.m. Eastern Time, on August 9, 2023, the Offer expired. Computershare Trust Company, N.A., in its capacity as depositary for the Offer (the “Depositary”), advised that, as of the expiration of the Offer, a total of 1,718,493 Shares were tendered and not validly withdrawn pursuant to the Offer, representing 68.23% of the issued and outstanding Shares as of the Expiration Time, and together with the 211,110 Shares owned by Parent, 76.61% of the issued and outstanding Shares as of the expiration of the Offer. This number of Shares tendered, together with the Shares already held by Parent, satisfied the Minimum Tender Condition (as defined in the Merger Agreement). Each condition to the Offer having been satisfied or waived, Purchaser irrevocably accepted for payment all Shares that were validly tendered and not validly withdrawn on August 10, 2023. Parent and Purchaser were required to make prompt payment of the Offer Price for such Shares.

On August 11, 2023, following consummation of the Offer, Purchaser merged with and into the Company (the “Merger”), with the Company as the surviving corporation. The Merger was completed pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with no vote of the Company’s stockholders required to consummate the Merger.

Item 2.01 Completion of Acquisition or Disposition of Assets.

At the effective time of the Merger (the “Effective Time”), each issued and outstanding Share (other than Shares held in the treasury of the Company or owned by the Company, Shares owned by Parent, Purchaser or any direct or indirect wholly owned Subsidiary of Parent or Purchaser, or by stockholders of the Company who have perfected or will perfect their statutory rights of appraisal under the DGCL) was converted into the right to receive the Offer Price from Purchaser.

In addition, at the Effective Time, each option to purchase Shares with an exercise price lower than the Closing Amount (whether vested or unvested) was cancelled in exchange for (i) a cash amount equal to the difference, if any, between $14.92 and the applicable exercise price plus (ii) one CVR per share underlying the option. Each restricted stock unit (“RSU”) award of the Company (whether vested or unvested) was cancelled in exchange for (i) a cash amount equal to $14.92 per share underlying the RSU award plus (ii) one CVR per share underlying the RSU award.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on June 29, 2023 and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, on August 11, 2023, the Company (i) notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq (x) halt trading of the Shares effective as of the morning of August 11, 2023 prior to market open and suspend trading in the Shares following market close on the evening of August 11, 2023, and (y) file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to effect the delisting of all Shares from Nasdaq and the deregistration of such Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03 Material Modification to Rights of Security Holders.

The information contained in the Introductory Note and in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, holders of Shares immediately prior to such time ceased to have any rights as stockholders of the Company (other than their right to receive the Offer Price for each Share held, pursuant to the Merger Agreement).

Item 5.01 Changes in Control of Registrant.

At the Effective Time, the Company became a wholly owned subsidiary of Parent.

The information contained in the Introductory Note and in Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

In accordance with the Merger Agreement, at the Effective Time, each of the directors of the Company (Rogerio Vivaldi Coelho, M.D., Douglas G. Cole, M.D., John Cox, Stephen N. Oesterle, M.D., Kavita Patel, M.D., Robert R. Ruffolo, Jr., Ph.D. and Eric D. Shaff) resigned as directors of the Company. These resignations were in connection with the Merger and not as a result of any disagreements between the Company and the resigning individuals on any matters related to the Company’s operations, policies or practices.

As of the Effective Time, in accordance with the Merger Agreement, Philip L. Johnson, Gordon J. Brooks, Michael C. Thompson, the directors of Purchaser immediately prior to the Effective Time, became directors of the Company.

Officers

In accordance with the Merger Agreement, at the Effective Time, each of the executive officers of the Company were replaced in their respective positions as the executive officers of the Company. These replacements were in connection with the Merger and not as a result of any disagreements between the Company and the resigning individuals on any matters related to the Company’s operations, policies or practices.

As of the Effective Time, in accordance with the Merger Agreement, Philip L. Johnson as President, Michael C. Thompson as Treasurer, Katie Lodato as Assistant Treasurer, Christopher Anderson as Secretary, and Jonathan Groff as Assistant Secretary, the executive officers of Purchaser immediately prior to the Effective Time, became the executive officers of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the Company’s amended and restated certificate of incorporation was amended and restated in its entirety as set forth on Annex II to the Merger Agreement (the “Amended and Restated Certificate of Incorporation”), and the Company’s amended and restated bylaws were amended and restated in their entirety as set forth on Annex III to the Merger Agreement (the “Amended and Restated Bylaws”).

Copies of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of June 28, 2023, by and among the Company, Parent, and Purchaser (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 29, 2023)

3.1	Amended and Restated Certificate of Incorporation of the Company (filed herewith)

3.2	Amended and Restated Bylaws of the Company (filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGILON THERAPEUTICS, INC.

By:	/s/ Philip L. Johnson
Name: Philip L. Johnson
Title: President

Dated: August 11, 2023

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